SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 28, 1999
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                   000-29222                13-3575874
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                  Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 4 Pages
                         Exhibit Index Appears at Page 3

Item 5. Other Events

      The sole purpose of this Form 8-K is to file a press release issued by AVAX Technologies, Inc. on January 28, 1999 regarding its financial results for the fiscal year ended December 31, 1998.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

              Exhibits: 99.1 Press Release dated January 28, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAX TECHNOLOGIES, INC.

Date: January 28, 1999

                                    By: /s/ Jeffrey M. Jonas
                                       -----------------------------------
                                    Name: Jeffrey M. Jonas, M.D.
                                    Title: President and Chief Executive Officer

                                  Exhibit Index

Exhibit Number                          Description
--------------                          -----------

    99.1                   Press Release dated January 28, 1999.


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